UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 18, 2020

                            FOURTH WAVE ENERGY, INC.
                --------------------- -------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                      333-227286                   467-4046237
-------------------          ------------------          -------------------

(State or other jurisdiction (Commission File No.)          (IRS Employer
of incorporation)                                        Identification No.)

                        75 E. Santa Clara St., 6th Floor
                               San Jose, CA 95113
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 213-8874

            Former name or former address if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company |X|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |X|

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class  Trading Symbol(s) Name of Each Exchange on Which Registered

     None                   N/A                        N/A


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Item 8.01   Other Events

     On August 18, 2020 the Company entered into a non-binding Letter of Intent to acquire DeSol Power Tile, LLC for cash and shares of the Company's common stock.

     DeSol Power Tile is based in Atlanta, Georgia and has developed solar panels which act as the actual roof of a building.

     For more information concerning DeSol Power Tile visit its website at https://www.desolpowertiles.com/.

     The acquisition of DeSol Power Tile is subject to a number of conditions, including the execution of a definitive agreement between the parties.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2020

                                      FOURTH WAVE ENERGY, INC.

                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                           J. Jacob Isaacs,
                                           Chief Executive Officer